Exhibit 99.1

NEWS RELEASE

CONTACT:
Gary S. Maier
Vice President, Corporate Communications & IR
(310) 972-5124

MOTORCAR PARTS OF AMERICA REPORTS RECORD FISCAL THIRD QUARTER RESULTS

- Record Sales and Gross Profit with Strong Cash Flow Generation -

LOS ANGELES, CA – February 10, 2025 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2025 third quarter and nine-month period ended December 31, 2024, with a continued favorable full-year outlook supported by record third quarter sales and gross profit, and the ongoing benefits of strategic initiatives to further enhance profitability.

Key highlights for the fiscal third quarter.

•	Net sales increased 8.3 percent to a fiscal third quarter record $186.2 million.
•	Gross profit increased 49.4 percent to a record $44.9 million.
•	Net income for the quarter was $2.3 million.
•	Generated cash from operating activities of $34.4 million and reduced net bank debt by $30.3 million.
•	Repurchased 268,130 shares for $2.1 million.
•	Non-cash items reduced net income by $5.0 million and gross profit by $3.4 million for the quarter, as detailed in the exhibits.

Fiscal 2025 Third Quarter Results

Net sales for the fiscal 2025 third quarter increased 8.3 percent to a third quarter record $186.2 million from $171.9 million in the prior year.

Gross profit for the fiscal 2025 third quarter increased 49.4 percent to a record $44.9 million from $30.0 million a year earlier. Gross margin for the fiscal 2025 third quarter was 24.1 percent compared with 17.5 percent a year earlier. Gross margin for the fiscal 2025 third quarter was impacted by $3.4 million, or 1.8 percent, of non-cash expenses, as detailed in Exhibit 3.

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Motorcar Parts of America, Inc.
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Interest expense for the fiscal third quarter decreased by $3.9 million to $14.4 million from $18.3 million a year ago, impacted by lower average outstanding balances under the company’s credit facility and lower interest rates.

Net income for the fiscal 2025 third quarter was $2.3 million, or $0.11 per diluted share, including the impact of non-cash expenses of $5.0 million, or $0.24 per diluted share, as detailed in Exhibit 1.  Net loss for the prior year was $47.2 million, or $2.40 per share, including the impact of non-cash expenses of $40.4 million, or $2.06 per share, and cash expenses of $1.4 million, or $0.07 per share, as detailed in Exhibit 1.

“We achieved solid results for the quarter and continue to benefit from strategic initiatives designed to enhance our performance. While customer specific internal dynamics can have a short-term impact on suppliers, we are optimistic about our ability to further leverage our leadership position within the non-discretionary aftermarket parts market – supported by quality products, customer-centric service and an industry recognized commitment to excellence,” said Selwyn Joffe, chairman, president, and chief executive officer.

“The underlying fundamentals of our business continue to be strong and we remain focused on enhancing shareholder value and achieving continued success,” Joffe added.

He highlighted that the company generated approximately $34.4 million of cash from operating activities during fiscal 2025 third quarter and reduced net bank debt by $30.3 million to $84.0 million from $114.3 million.

Nine-Month Results

Net sales for the fiscal 2025 nine-month period increased 6.8 percent to a record $564.2 million from $528.2 million a year ago.

Gross profit for the fiscal 2025 nine-month period increased 18.0 percent to a record $115.3 million from $97.8 million a year earlier.  Gross margin for the fiscal 2025 nine-month period was 20.4 percent compared with 18.5 percent a year earlier.  Gross margin for the fiscal 2025 nine-month period was impacted by $10.3 million, or 1.8 percent, of non-cash expenses, and $1.3 million, or 0.2 percent, of one-time cash expenses, as detailed in Exhibit 4.  In addition to the items detailed in Exhibit 4, gross profit for the current nine-month period was also impacted by $4.0 million, or 0.7 percent, of certain one-time expenses for onboarding new business.

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Motorcar Parts of America, Inc.
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Interest expense decreased by $2.4 million for the nine months to $43.0 million from $45.4 million a year ago, impacted by lower average outstanding balances under the company’s credit facility and lower interest rates.

Net loss for the fiscal 2025 nine-month period was $18.7 million, or $0.95 per share, including the impact of non-cash expenses of $22.4 million, or $1.13 per share, and one-time cash expenses of $3.3 million, or $0.17 per share, as detailed in Exhibit 2.  Net loss for the prior year nine-month period was $50.6 million, or $2.58 per share, including the impact of non-cash expenses of $49.5 million, or $2.53 per share, and cash expenses of $5.8 million, or $0.30 per share, as detailed in Exhibit 2.  In addition to the items detailed in Exhibit 2, as previously noted, results for the current nine-month period were also impacted by $4.0 million, or $0.15 per share, of certain one-time expenses for onboarding new business.

During the fiscal third quarter, the company repurchased 268,130 shares for $2.1 million at an average share price of $7.82 under its current authorization program, supported by solid cash generation from operating activities. The company anticipates further opportunities to build shareholder value through enhanced profitability and strong cash generation.

Use of Non-GAAP Measure

This press release includes the following non-GAAP measure – EBITDA, which is not a measure of financial performance under GAAP and should not be considered as an alternative to net income as a measure of financial performance. The company believes this non-GAAP measure, when considered together with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to the company’s results of operations. However, this non-GAAP measure has significant limitations in that it does not reflect all the costs and other items associated with the operation of the company’s business as determined in accordance with GAAP. In addition, the company’s non-GAAP measures may be calculated differently and are therefore not comparable to similar measures by other companies. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP. For a definition and reconciliation of EBITDA to net income, its corresponding GAAP measure, see the financial tables included in this press release. Also, refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding this measure.

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Motorcar Parts of America, Inc.
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Earnings Conference Call and Webcast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations. The call will be open to all interested investors either through a live audio webcast at www.motorcarparts.com or live by calling (888) 440-5584 (domestic) or (646) 960-0457 (international). For those who are not available to listen to the live broadcast, the call will be archived on Motorcar Parts of America’s website www.motorcarparts.com. A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on February 10, 2025 through 8:59 p.m. Pacific time on February 17, 2025 by calling (800) 770-2030 (domestic) or (609) 800-9909 (toll) and using access code: 1545314.

About Motorcar Parts of America, Inc.

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer, and distributor of automotive aftermarket parts -- including alternators, starters, wheel bearings and hub assemblies, brake calipers, brake pads, brake rotors, brake master cylinders, brake power boosters, turbochargers, and diagnostic testing equipment utilized in imported and domestic passenger vehicles, light trucks, and heavy-duty applications. Its products are sold to automotive retail outlets and the professional repair market throughout the United States, Canada, and Mexico, with facilities located in California, New York, Mexico, Malaysia, China and India, and administrative offices located in California, Tennessee, Mexico, Singapore, Malaysia, and Canada. In addition, the company’s electrical vehicle subsidiary designs and manufactures testing solutions for performance, endurance, and production of multiple components in the electric power train – providing simulation, emulation, and production applications for the electrification of both automotive and aerospace industries, including electric vehicle charging systems. Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors. Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2024 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

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MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2024	2023	2024	2023

Net sales	$186,176,000	$171,862,000	$564,249,000	$528,206,000
Cost of goods sold	141,294,000	141,819,000	448,916,000	430,448,000
Gross profit	44,882,000	30,043,000	115,333,000	97,758,000
Operating expenses:
General and administrative	16,212,000	15,198,000	47,934,000	42,125,000
Sales and marketing	5,621,000	5,931,000	16,904,000	17,038,000
Research and development	3,008,000	2,539,000	7,884,000	7,352,000
Foreign exchange impact of lease liabilities and forward contracts	2,460,000	(3,149,000)	18,966,000	(2,659,000)
Total operating expenses	27,301,000	20,519,000	91,688,000	63,856,000
Operating income	17,581,000	9,524,000	23,645,000	33,902,000
Other expenses:
Interest expense, net	14,435,000	18,297,000	43,004,000	45,400,000
Change in fair value of compound net derivative liability	(260,000)	1,160,000	(2,460,000)	1,690,000
Loss on extinguishment of debt	-	-	-	168,000
Total other expenses	14,175,000	19,457,000	40,544,000	47,258,000
Income (loss) before income tax expense	3,406,000	(9,933,000)	(16,899,000)	(13,356,000)
Income tax expense	1,115,000	37,281,000	1,849,000	37,226,000

Net income (loss)	$2,291,000	$(47,214,000)	$(18,748,000)	$(50,582,000)

Basic net income (loss) per share	$0.12	$(2.40)	$(0.95)	$(2.58)
Diluted net income (loss) per share	$0.11	$(2.40)	$(0.95)	$(2.58)

Weighted average number of shares outstanding:
Basic	19,783,170	19,634,306	19,739,481	19,580,960
Diluted	20,416,958	19,634,306	19,739,481	19,580,960

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	December 31, 2024	March 31, 2024
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$10,810,000	$13,974,000
Short-term investments	1,909,000	1,837,000
Accounts receivable — net	82,040,000	96,296,000
Inventory — net	367,028,000	397,328,000
Contract assets	22,213,000	27,139,000
Prepaid expenses and other current assets	20,304,000	23,885,000
Total current assets	504,304,000	560,459,000
Plant and equipment — net	30,954,000	38,338,000
Operating lease assets	67,552,000	83,973,000
Long-term deferred income taxes	5,664,000	2,976,000
Long-term contract assets	334,424,000	320,282,000
Goodwill and intangible assets — net	3,846,000	4,274,000
Other assets	2,764,000	1,700,000
TOTAL ASSETS	$949,508,000	$1,012,002,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$158,113,000	$185,182,000
Customer finished goods returns accrual	40,732,000	38,312,000
Contract liabilities	36,239,000	37,591,000
Revolving loan	94,802,000	128,000,000
Other current liabilities	9,417,000	7,021,000
Operating lease liabilities	9,308,000	8,319,000
Total current liabilities	348,611,000	404,425,000
Convertible notes, related party	32,377,000	30,776,000
Long-term contract liabilities	231,962,000	212,068,000
Long-term deferred income taxes	524,000	511,000
Long-term operating lease liabilities	66,833,000	72,240,000
Other liabilities	6,530,000	6,872,000
Total liabilities	686,837,000	726,892,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 19,583,711 and 19,662,380 shares issued and outstanding at December 31, 2024 and March 31, 2024, respectively	196,000	197,000
Additional paid-in capital	236,988,000	236,255,000
Retained earnings	20,755,000	39,503,000
Accumulated other comprehensive income	4,732,000	9,155,000
Total shareholders' equity	262,671,000	285,110,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$949,508,000	$1,012,002,000

Additional Information and Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the company has included the following additional information and non-GAAP financial measures for the three and nine months ended December 31, 2024 and 2023. Among other things, the company uses such additional information and non-GAAP adjusted financial measures in addition to and together with corresponding GAAP measures to help analyze the performance of its business.

The company believes this information helps provide a more complete understanding of the company's results of operations and the factors and trends affecting the company's business. However, this information should be considered as a supplement to, and not as a substitute for, or superior to, information contained in the company’s financial statements prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may be calculated differently and are therefore not comparable to similar measures by other companies.

The company defines EBITDA as earnings before interest, taxes, depreciation, and amortization. A reconciliation of EBITDA to net income is provided below along with information regarding such items.

Items Impacting Net Income for the Three Months Ended December 31, 2024 and 2023	Exhibit 1

	Three Months Ended December 31,
	2024		2023
	$	Per Share	$	Per Share
GAAP net income (loss)	$2,291,000	$0.11	$(47,214,000)	$(2.40)

Non-cash items impacting net income
Core and finished goods premium amortization	$2,664,000	$0.13	$2,838,000	$0.14
Revaluation - cores on customers' shelves	758,000	0.04	1,607,000	0.08
Share-based compensation expenses	993,000	0.05	1,425,000	0.07
Foreign exchange impact of lease liabilities and forward contracts	2,460,000	0.12	(3,149,000)	(0.16)
Change in fair value of compound net derivative liability	(260,000)	(0.01)	1,160,000	0.06
Tax effect (a)	(1,654,000)	(0.08)	(970,000)	(0.05)
Tax valuation allowance			37,461,000	1.91
Total non-cash items impacting net income	$4,961,000	$0.24	$40,372,000	$2.06

Cash items impacting net income
Supply chain disruptions and related costs (b)	$-	$-	$1,555,000	$0.08
New product line start-up costs and transition expenses, and severance and other (c)	-	-	296,000	0.02
Tax effect (a)	-	-	(463,000)	(0.02)
Total cash items impacting net income	$-	$-	$1,388,000	$0.07

(a)	Tax effect is calculated by applying an income tax rate of 25.0% to items listed above; this rate may differ from the period's actual income tax rate.
(b)	For the three months ended December 31, 2023, consists of $1,555,000 impacting gross profit.
(c)	For the three months ended December 31, 2023, consists of $296,000 included in operating expenses.

Items Impacting Net Income for the Nine Months Ended December 31, 2024 and 2023	Exhibit 2

	Nine Months Ended December 30,
	2024		2023
	$	Per Share	$	Per Share
GAAP net loss	$(18,748,000)	$(0.95)	$(50,582,000)	$(2.58)

Non-cash items impacting net income
Core and finished goods premium amortization	$8,013,000	$0.41	$8,202,000	$0.42
Revaluation - cores on customers' shelves	2,316,000	0.12	4,380,000	0.22
Share-based compensation expenses	3,009,000	0.15	4,268,000	0.22
Foreign exchange impact of lease liabilities and forward contracts	18,966,000	0.96	(2,659,000)	(0.14)
Change in fair value of compound net derivative liability and loss on extinguishment of debt	(2,460,000)	(0.12)	1,858,000	0.09
Tax effect (a)	(7,461,000)	(0.38)	(4,012,000)	(0.20)
Tax valuation allowance	-	-	37,461,000	1.91
Total non-cash items impacting net income	$22,383,000	$1.13	$49,498,000	$2.53

Cash items impacting net income
Supply chain disruptions and related costs (b)	$-	$-	$6,738,000	$0.34
New product line start-up costs and transition expenses, and severance and other (c)	4,438,000	0.22	980,000	0.05
Tax effect (a)	(1,110,000)	(0.06)	(1,930,000)	(0.10)
Total cash items impacting net income	$3,328,000	$0.17	$5,788,000	$0.30

(a)	Tax effect is calculated by applying an income tax rate of 25.0% to items listed above; this rate may differ from the period's actual income tax rate.
(b)	For the nine months ended December 31, 2023, consists of $6,738,000 impacting gross profit.
(c)	For the nine months ended December 31, 2024, consists of $1,298,000 impacting gross profit and $3,140,000 included in operating expenses.
For the nine months ended December 31, 2023, consists of $980,000 included in operating expenses.

Items Impacting Gross Profit for the Three Months Ended December 31, 2024 and 2023	Exhibit 3

	Three Months Ended December 31,
	2024		2023
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$44,882,000	24.1%	$30,043,000	17.5%

Non-cash items impacting gross profit
Core and finished goods premium amortization	$2,664,000	1.4%	$2,838,000	1.7%
Revaluation - cores on customers' shelves	758,000	0.4%	1,607,000	0.9%
Total non-cash items impacting gross profit	$3,422,000	1.8%	$4,445,000	2.6%

Cash items impacting gross profit
Supply chain disruptions and related costs	$-	-	$1,555,000	0.9%
Total cash items impacting gross profit	$-	-	$1,555,000	0.9%

Items Impacting Gross Profit for the Nine Months Ended December 31, 2024 and 2023	Exhibit 4

	Nine Months Ended December 31,
	2024		2023
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$115,333,000	20.4%	$97,758,000	18.5%

Non-cash items impacting gross profit
Core and finished goods premium amortization	$8,013,000	1.4%	$8,202,000	1.6%
Revaluation - cores on customers' shelves	2,316,000	0.4%	4,380,000	0.8%
Total non-cash items impacting gross profit	$10,329,000	1.8%	$12,582,000	2.4%

Cash items impacting gross profit
Supply chain disruptions and related costs	$-	-	$6,738,000	1.3%
New product line start-up costs and transition expenses	1,298,000	0.2%	-	-
Total cash items impacting gross profit	$1,298,000	0.2%	$6,738,000	1.3%

Items Impacting EBITDA for the Three and Nine Months Ended December 31, 2024 and 2023	Exhibit 5

	Three Months Ended	December 31,	Nine Months Ended	December 31,
	2024	2023	2024	2023
GAAP net income (loss)	$2,291,000	$(47,214,000)	$(18,748,000)	$(50,582,000)
Interest expense, net	14,435,000	18,297,000	43,004,000	45,400,000
Income tax expense	1,115,000	37,281,000	1,849,000	37,226,000
Depreciation and amortization	2,532,000	2,878,000	7,862,000	8,844,000
EBITDA	$20,373,000	$11,242,000	$33,967,000	$40,888,000

Non-cash items impacting EBITDA
Core and finished goods premium amortization	$2,664,000	$2,838,000	$8,013,000	$8,202,000
Revaluation - cores on customers' shelves	758,000	1,607,000	2,316,000	4,380,000
Share-based compensation expenses	993,000	1,425,000	3,009,000	4,268,000
Foreign exchange impact of lease liabilities and forward contracts	2,460,000	(3,149,000)	18,966,000	(2,659,000)
Change in fair value of compound net derivative liability and loss on extinguishment of debt	(260,000)	1,160,000	(2,460,000)	1,858,000
Total non-cash items impacting EBITDA	$6,615,000	$3,881,000	$29,844,000	$16,049,000

Cash items impacting EBITDA
Supply chain disruptions and related costs	$-	$1,555,000	$-	$6,738,000
New product line start-up costs and transition expenses, and severance and other	-	296,000	4,438,000	980,000
Total cash items impacting EBITDA	$-	$1,851,000	$4,438,000	$7,718,000